Exhibit 10.9

Ground Handling Agreements—AHM 810

AHM 810

IATA STANDARD GROUND HANDLING AGREEMENT

STANDARD GROUND HANDLING AGREEMENT (SGHA)

between:

and:

The agreement consists of:

MAIN AGREEMENT, and, as required,

ANNEX A (description of services)

ANNEX(ES) B (location(s), agreed services and charges)

CONTENTS OF MAIN AGREEMENT

DEFINITIONS AND TERMINOLOGY
ARTICLE 1	PROVISION OF SERVICES
ARTICLE 2	FAIR PRACTICES
ARTICLE 3	SUBCONTRACTING OF SERVICES
ARTICLE 4	CARRIER’S REPRESENTATION
ARTICLE 5	STANDARD OF WORK
ARTICLE 6	REMUNERATION
ARTICLE 7	ACCOUNTING AND PAYMENT
ARTICLE 8	LIABILITY AND INDEMNITY
ARTICLE 9	ARBITRATION
ARTICLE 10	STAMP DUTIES, REGISTRATION FEES
ARTICLE 11	DURATION, MODIFICATION AND TERMINATION
ARTICLE 12	AUTHORIZATION TO CONTRACT

Airport Handling Manual

DEFINITIONS AND TERMINOLOGY

For the sake of clarity, the following definitions and terminology apply to the SGHA;

AIRPORT TERMINAL means all buildings used for arrival and departure handling of aircraft.

ARRANGE (or MAKE ARRANGEMENTS FOR) implies that the Handling Company will request an outside agency to perform the service required. The charge of the outside agency shall be paid by the Carrier. The Handling Company assumes no liability toward the Carrier for such arrangements.

CARGO means revenue cargo, and non-revenue cargo such as service cargo and company materials.

CARRIER’S REPRESENTATIVE means the individual or organization authorized by the Carrier to act on the Carrier’s behalf in matters concerning Article 4.

CO-ORDINATE means to collect and communicate operational information to the respective parties at the direction of the Carrier, or the Carrier’s Representative, as required to perform the services as contracted by the Carrier with Third Parties in the respective Annex(es) B.

CARRIER’S AIRCRAFT means any aircraft owned, leased, chartered, hired or operated or otherwise utilised by or on behalf of the Carrier and in respect of which the Carrier has either expressly or implicitly contracted, instructed or otherwise requested the Handling Company to perform or carry out any ground handling service(s).

DEPARTURE CONTROL SYSTEM (DCS) means an automated method of performing check-in, capacity control, load control and dispatch of flights.

DIRECT LOSS means a loss arising naturally or directly from an occurrence and which excludes remote, indirect, consequential, or special losses or damages, such as loss of revenue or loss of profit.

ELECTRONIC DATA INTERCHANGE (EDI) means the computer-to-computer (application-to-application program pro- cessing) transmission of business data in a standard format.

ICAO means International Civil Aviation Organisation.

IATA means International Air Transport Association.

LIAISE means to communicate and maintain contact.

LOAD means any item carried in an aircraft other than is included in the basic operating weight.

LOADS means baggage, cargo, mail and any aircraft supplies including ballast.

PASSENGER(S) means any person(s) both revenue and non-revenue, except members of the crew, carried or to be carried in an aircraft with the consent of the Carrier.

PROVIDE implies that the Handling Company itself assumes responsibility for the provision of the service required.

RECEIVING CARRIER means a carrier who receives Loads from a transferring carrier at a transfer point.

SPECIAL SHIPMENTS includes, but not limited to, perishables, live animals, valuables, vulnerable cargo, news material and dangerous goods.

SPECIALISED CARGO PRODUCTS includes but not limited to, express cargo, courier shipments and same day delivery.

Ground Handling Agreements—AHM 810

STATION MANAGEMENT means management of Carriers’ administrative and/or operational functions(s) within the scope defined in the Annex B.

SUPERVISION means to oversee and direct the performance of the Services contracted by the Carrier with third parties, i.e. companies who have a separate Annex B (or similar contract with the Carrier). The term Supervision shall not apply to the Handling Company self-management of its own services or overseeing of the Handling Company’s subcontractors (as referenced to in Article 5 of the Main Agreement).

TECHNICAL LANDING is a landing for other than commercial reasons where no physical change of Loads, Passenger and/or crew occurs.

TICKET means the document entitled “Passenger Ticket and Baggage Check” issued by or on behalf of the Carrier and includes Notice of Contract Terms incorporated by reference and notices and the flight and passenger coupons contained therein.

TRANSIT FLIGHT is an aircraft making an intermediate landing for commercial reasons where a change of Loads, Passenger and/or crew occurs.

TRUCK SERVICE means a service operated by truck on behalf of an airline carrying Loads documented in accordance with the applicable IATA and/or ICAO rules, regulations and procedures. In the Main Agreement and in Annex A, the word “aircraft” will read “truck” and “flight” will read “truck service” when it concerns the handling of a truck as meant under the above definitions.

TURNROUND FLIGHT is an aircraft terminating a flight and subsequently originating another flight following a complete change of Loads, Passenger and/or crew.

UNIT LOAD DEVICES (ULDs) Aircraft unit load device (ULD) is an assembly of components comprising either of the following:

●	aircraft pallet and pallet net
●	aircraft pallet and pallet net over an igloo
●	aircraft container

The purpose of the unit is to enable individual pieces of cargo, baggage or mail to be assembled into a standard-sized unit to facilitate rapid loading onto and offloading from aircraft having compatible handling and restraint systems which interface directly with the unit.

MAIN AGREEMENT

An Agreement made between:

having its principal office at:

hereinafter referred to as ‘the Carrier’ or ‘the Handling Company’ as the case may be,

and:

having its principal office at:

hereinafter referred to as ‘the Handling Company’ or ‘the Carrier’, as the case may be,

the Carrier and/or the Handling Company may hereinafter be referred to as “the Party(ies)”

Airport Handling Manual

WHEREBY THE PARTIES AGREE AS FOLLOWS:

ARTICLE 1. PROVISION OF SERVICES

1.1 General

The Carrier and the Handling Company agree to give the highest importance to the compliance to all applicable laws and regulations governing their activities and expects its agents and contractors to do the same.

Of particular concern are laws related to anti-bribery, anti-trust and labor relations (including but not limited to the prohibition of child labor).

The Services shall be made available within the limits of the capabilities of the Handling Company and the Handling Company will comply at all times with and will deploy best efforts to make sure its employees and subagents comply with:

●	All laws and regulations applicable in its country of establishment and all other countries in which Services are provided under this Agreement
●	Applicable IATA and/or ICAO and/or other governing rules, regulation and procedures
●	All international treaties and regulations that apply in general to commerce and in particular to the operation of aircraft, transportation of passengers and air freight or mail

The Carrier and the Handling Company shall ensure that their respective personnel assigned to the performance of this agreement are aware of all relevant legislation applicable to commerce in general, aircraft operation, passenger transport and air freight.

Further, the Carrier and the Handling Company shall ensure that all their respective employees assigned to the performance of this Agreement where applicable, shall be aware of the essentials of:

●	Competition and antitrust regulations in its country of residence, establishment as well as such regulations with extraterritorial application.
●	The rules governing bribery, kick-backs, secret commissions and payments to government officials in its country of residence, establishment as well as such regulations with extraterritorial application.
●	Any other applicable law or regulation, whose breach or violation by a Party or its employees could cause damage to the other Party or its employees.

It is not considered necessary or possible to specify every detail of the services it being generally understood what such services comprise and the standards to be attained in their performance.

1.2 Documents for Ground Handling

Documents used for ground handling shall be the Handling Company’s own documents, where applicable, provided these documents comply with standardised formats that may apply under IATA and/or ICAO and/or other governing rules, regulations and procedures.

1.3 Scheduled Flights

The Handling Company agrees to provide for the Carrier’s Aircraft for flights operating on an agreed schedule at the location(s) stated in the Annex(es) B, those services of Annex A as are listed in the Annex B for the respective locations. The Carrier, in turn, agrees to inform the Handling Company as soon as possible about any changes of schedule and/or frequencies and/or types of aircraft.

1.4 Extra Flights

The Handling Company will also provide the services to the Carrier’s Aircraft for flights in addition to the agreed schedule at the same locations, provided that reasonable prior notice is given and the provision of such additional services will not prejudice commitments already undertaken.

Ground Handling Agreements—AHM 810

1.5 Priority

The Handling Company shall, as far as possible, give priority to aircraft operating on schedule.

1.6 Emergency Assistance

It is the responsibility of the Handling Company to participate in local emergency response plan(s) in order to provide support to the Carrier in the event of an emergency including but not limited to, forced landings, accidents or acts of violence.

Carrier will contact the Handling Company to establish the Carrier’s needs in an emergency and provide the Handling Company its current emergency procedures.

In the absence of Carrier instructions, in part or whole, the Handling Company shall follow its own emergency response plan(s).

In case of an emergency, the Handling Company shall without delay activate its local emergency plan(s) which includes the immediate notification to the Carrier and establish open-line communications with the Carrier.

The Handling Company shall take all reasonable measures to assist passengers, crew and family members and to safeguard and protect baggage, cargo and mail carried in the aircraft from loss or damage in co-operation with the relevant local authorities.

All documentation and information pertaining to the emergency is the property of the Carrier and shall be held confidential by the Handling Company, unless such documentation and information is specifically required by applicable law or by governmental or local authorities regulations.

The Carrier shall reimburse the Handling Company for expenses and disbursements incurred in rendering such assistance.

1.7 Additional Services

As far as possible, the Handling Company will, upon request, provide to the Carrier additional services not set forth in the present

Agreement. Such services may be governed by special conditions to be agreed between the Parties.

1.8 Other Locations

In case of occasional flights of the Carrier’s Aircraft at locations which are not designated in the present Agreement, where the Handling Company maintains a ground handling organisation, the Handling Company shall, on request, make every effort, subject to the means locally available, to provide necessary services.

ARTICLE 2. FAIR PRACTICES

2.1 The Handling Company shall use its best efforts to protect the Carrier’s confidential information and make it available for the purposes of the Carrier only.

2.2 Neither Party to this Agreement shall disclose any information contained in Annex(es) B to outside parties without the prior consent of the other Party, unless such information is specifically required by applicable law or by governmental or authorities’ regulations, in which case the other Party will be notified accordingly.

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ARTICLE 3. SUBCONTRACTING OF SERVICES

3.1 The Handling Company is entitled to delegate any of the agreed services to subcontractors with the Carrier’s prior written consent. It is understood that, in this case, the Handling Company shall be responsible to the Carrier for the proper rendering of such services as if they had been performed by the Handling Company itself. Any subcontracting of services and the provider(s) thereof, shall be recorded in the Annex(es) B.

3.2 The Carrier shall not appoint any other person, company or organisation to provide the services which the Handling Company has agreed to provide by virtue of this Agreement, except in such special cases as shall be agreed between the Parties.

ARTICLE 4. CARRIER’S REPRESENTATION

4.1 The Carrier may maintain at its own cost, its own representative(s) at the location(s) designated in the Annex(es) B. Such representative(s) and representative(s) of the Carrier’s Head Office may inspect the services provided to the Carrier by the Handling Company pursuant to this Agreement, advise and assist the Handling Company and render to the Carrier’s clients such assistance as shall not interfere with the provision of services by the Handling Company.

4.2 The Carrier may, by prior written notice to the Handling Company and at its own cost, engage an organisation (hereinafter referred to as ‘the Supervisor’) to supervise the services of the Handling Company at the location(s) designated in Annex(es) B. Such notice shall contain a description of the services to be supervised.

The Supervisor shall have the same authority as defined above in Sub-Article 4.1 for the Carrier’s own representative.

4.3 Such assistance, when performed by the Carrier’s representative(s) and/or Supervisor(s) will be the sole responsibility of the Carrier, unless requested by the Handling Company.

ARTICLE 5. STANDARD OF WORK

5.1 The Handling Company shall carry out all technical and flight operations services as well as other services also having a safety aspect, for example, load control, loading of aircraft and handling of dangerous goods, in accordance with the Carrier’s instructions, receipt of which must be confirmed in writing or by electronic confirmation to the Carrier by the Handling Company.

In the case of absence of instructions by the Carrier, the Handling Company shall follow its own standard practices and procedures provided they comply with the applicable IATA and/or ICAO and/or other governing rules, regulations and procedures.

5.2 The Handling Company shall carry out all other services in accordance with the Carrier’s procedures and instructions. In the case of absence of instructions by the Carrier, the Handling Company shall follow its own standard practices and procedures.

5.3. The Handling Company agrees to take all possible steps to ensure that, with regard to contracted services, the Carrier’s Aircraft, crews, Passengers and Loads receive treatment not less favourable than that given by the Handling Company to other carriers or its own comparable operation at the same location.

5.4 The Handling Company agrees to ensure that the authorisation of specialised personnel performing services for the Carrier is valid and current. If at any time the Handling Company is unable to provide authorised personnel as requested by the Carrier, the Handling Company shall inform the Carrier immediately.

5.5 The Carrier shall supply the Handling Company with sufficient information and instructions to enable the Handling Company to perform its handling properly.

Ground Handling Agreements—AHM 810

5.6 In the provision of the services as a whole, due regard shall be paid to safety, security, local and international regulations, applicable IATA and/or ICAO and/or other governing rules, regulations and procedures in such a manner that delays and damage to the Carrier’s Aircraft and Load are avoided and the general public is given the best impression of air transport.

5.7 The Handling Company must report to the Carrier’s Representative immediately all loss or damage, threatened or actual, to the Carrier’s Aircraft, crew, Passengers and Loads noticed in the course of the handling or which in any other way comes to the knowledge of the Handling Company.

5.8 The Parties shall agree on the quality standards for any service provided, including those covered by Sub-Article 5.1 above. Such quality standards for a specific location may form part of the applicable Annex B. The Handling Company agrees to take all possible steps to ensure that, with regard to contracted services, the agreed upon quality standards will be met.

5.9 The Carrier or a regulatory authority governing the Carrier’s operations may, at its own cost, and with reasonable prior notice, audit the designated services in the applicable Annex(es) B. Such notice shall contain a description of the area(s) to be audited. The Handling Company shall cooperate with the Carrier and will undertake any corrective action(s) required.

5.10 In the provision of the services, the Parties agree to comply with any applicable data protection laws.

5.11 The Handling Company shall supervise and manage its own activities and/or those subcontracted as agreed within the scope of services specified in Annex(es) B.

5.12 The Handling Company shall be able to demonstrate a Safety Management System in use following IATA AHM 610 and/or ICAO, local and international regulations, or other governing rules.

5.13 The Handling Company shall promote awareness and strive to achieve best practices in Environmental and Social Responsibility.

ARTICLE 6. REMUNERATION

6.1 In consideration of the Handling Company providing the services, the Carrier agrees to pay to the Handling Company the charges set out in the respective Annex(es) B, within the terms specified. The Carrier further agrees to pay the proper charges of the Handling Company and to discharge all additional expenditure incurred for providing the services referred to in Sub-Articles 1.4, 1.6, 1.7 and 1.8.

6.2 The charges set out in Annex(es) B do not include:

—	any charges, fees or taxes imposed or levied by the Airport, Customs or other authorities against the Carrier or the Handling Company in connection with the provision of services herein by the Handling Company or in connection with the Carrier’s flights.

—	expenses incurred in connection with stopover and transfer passengers and with the handling of passengers for interrupted, delayed or cancelled flights.

Such charges, fees, taxes or other expenses as outlined above shall be borne ultimately by the Carrier.

ARTICLE 7. ACCOUNTING AND PAYMENT

7.1 The Handling Company shall invoice the Carrier monthly, unless otherwise agreed in Annex(es) B, with the charges arising from the provision of the handling services of Annex A as listed in Annex(es) B at the rates of charges set out in Annex(es) B.

7.2 Payment shall be effected through the IATA Clearing House unless otherwise agreed in Annex(es) B.

7.3 The Parties shall reach agreement on the payment terms at each location. Such payment terms will form part of the applicable Annex(es) B.

Airport Handling Manual

ARTICLE 8. LIABILITY AND INDEMNITY

In this Article, all references to:

(a)	“the Carrier” or “the Handling Company” shall include their employees, servants, agents and subcontractors;

(b)	“ground support equipment” shall mean all equipment used in the performance of ground handling services included in Annex A, whether fixed or mobile, and

(c)	“act or omission” shall include negligence.

8.1 Except as stated in Sub-Articles 8.5 and 8.6, the Carrier shall not make any claim against the Handling Company and shall indemnify it (subject as hereinafter provided) against any legal liability for claims or suits, including costs and expenses incidental thereto, in respect of:

(a) delay, injury or death of persons carried or to be carried by the Carrier;

(b) injury or death of any employee of the Carrier;

(c) damage to or delay or loss of baggage, cargo or mail carried or to be carried by the Carrier, and

(d) damage to or loss of property owned or operated by, or on behalf of, the Carrier and any consequential loss or damage;

arising from an act or omission of the Handling Company in the performance of this Agreement unless done with intent to cause damage, death, delay, injury or loss or recklessly and with the knowledge that damage, death, delay, injury or loss would probably result.

PROVIDED THAT all claims or suits arising hereunder shall be dealt with by the Carrier; and

PROVIDED ALSO THAT the Handling Company shall notify the Carrier of any claims or suits without undue delay and shall furnish such assistance as the Carrier may reasonably require.

PROVIDED ALSO THAT where any of the services performed by the Handling Company hereunder relate to the carriage by the Carrier of passengers, baggage or cargo, then if the limitations of liability imposed by the Warsaw Convention and/or the Montreal Convention (1999) as applicable and as amended from time to time would have applied if any such act or omission had been committed by the Carrier but are held by a Court not to be applicable to such act or omission committed by the Handling Company in performing this Agreement then upon such decision of the Court the indemnity of the Carrier to the Handling Company hereunder shall be limited to an amount not exceeding the amount for which the Carrier would have been liable if it had committed such act or omission.

8.2 The Carrier shall not make any claim against the Handling Company in respect of damage, death, delay, injury or loss to third parties caused by the operation of the Carrier’s Aircraft arising from an act or omission of the Handling Company in the performance of this Agreement unless done with intent to cause damage, death, delay, injury or loss or recklessly and with knowledge that damage, death, delay, injury or loss would probably result.

8.3

(a) Notwithstanding the provisions of Sub-Article 8.1, in the case of claims arising out of surface transportation which is provided on behalf of the Carrier and is part of the operation of loading/embarking or unloading/disembarking and/or is covered by the Carrier’s Contract of Carriage the indemnity shall not exceed the limits specified in the said Contract of Carriage.

(b) In the case of claims arising out of surface transportation which is not provided on behalf of the Carrier and/or is not part of the operation of loading/embarking or unloading/disembarking and/or is not covered by the Carrier’s Contract of Carriage the waiver and indemnity herein contained shall not apply.

Ground Handling Agreements—AHM 810

8.4 The Handling Company shall not make any claim against the Carrier and shall indemnify it (subject as hereinafter provided) against any legal liability for claims or suits, including costs and expenses incidental thereto, in respect of:

(a) injury to or death of any employees of the Handling Company, its servants, agents or subcontractors; and

(b) damage to or loss of property owned or operated by, or on behalf of, the Handling Company and any consequential loss or damage;

arising from an act or omission of the Carrier in the performance of this Agreement unless done with intent to cause damage, death, delay, injury or loss or recklessly and with knowledge that damage, death, delay, injury or loss would probably result.

8.5 Notwithstanding Sub-Article 8.1(d), the Handling Company shall indemnify the Carrier against any physical loss of or damage to the Carrier’s Aircraft caused by the Handling Company’s negligent act or omission PROVIDED ALWAYS THAT the Handling Company’s liability shall be limited to any such loss of or damage to the Carrier’s Aircraft in an amount not exceeding the level of deductible under the Carrier’s Hull All Risk Policy which shall not, in any event, exceed USD 1,500,000 except that loss or damage in respect of any incident below USD 3,000 shall not be indemnified.

For the avoidance of doubt, save as expressly stated, this Sub-Article 8.5 does not affect or prejudice the generality of the provisions of Sub-Article 8.1 including the principle that the Carrier shall not make any claim against the Handling Company and shall indemnify it against any liability in respect of any and all consequential loss or damage howsoever arising.

8.6. Furthermore, notwithstanding Sub-Article 8.1.(c), the Handling Company shall indemnify the Carrier against direct loss of or damage to the Carrier’s cargo (excluding Mail) caused by the negligent act or omission by or on behalf of the Handling Company in the provision of the services and/or the supply of goods under this Agreement PROVIDED ALWAYS THAT the Handling Company’s liability shall be limited to as set out in article 22.3 of the Montreal Convention 1999 or any amendment to that Convention in force at the time of the loss or damage or to the actual compensation paid out by the Carrier, whichever is less. In any event, the total amount of the claim shall not exceed USD 1,000,000, except that loss or damage in respect of any claim below USD 500 shall not be indemnified. Any claim shall be submitted within the time limits set out in article 31.2 of the Montreal Convention 1999. For the avoidance of doubt, the liability of the Handling Company shall never exceed the liability of the Carrier.

ARTICLE 9. ARBITRATION

In the event of any dispute or claim concerning the scope, meaning, construction or effect of this Agreement, the parties shall make all reasonable efforts to resolve disputes amongst themselves. Failing mutual resolution of the dispute, the parties may elect to resolve the dispute through arbitration (either by a single arbitrator or a panel of arbitrators). In the event that the parties fail to agree to an arbitration process, the dispute shall be settled in accordance with the laws of the state or jurisdiction set out in Annex(es) B, by the courts set out in Annex(es) B without regard to principles of conflict of laws.

ARTICLE 10. STAMP DUTIES, REGISTRATION FEES

10.1 All stamp duties and registration fees in connection with this Agreement, which may be prescribed under the national law of either Party to this Agreement, are payable by that Party.

10.2 All stamp duties and registration fees in connection with this Agreement, which may be prescribed under the national law of the location(s), as mentioned in the Annex(es) B and not being a location situated in the country of either Party to this Agreement will be shared equally between the Parties.

ARTICLE 11. DURATION, MODIFICATION AND TERMINATION

11.1 This Agreement shall be effective from the date specified in the respective Annex(es) B. It shall supersede any previous arrangements between the Parties governing the provision of services at locations for which there are valid Annex(es) B to this Agreement.

11.2 Modification of, or additions to this Agreement shall be recorded in Annex(es) B.

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11.3 Any notice referred to under this Article 11 given by one Party under this Agreement shall be deemed properly given if sent by registered letter, or by other means where proof of receipt or acknowledgement is obtained, to the respective office of the other Party as recorded in the Annex(es) B. In the case of a registered letter notice shall be considered to be served on the date of receipt.

11.4 This Main Agreement shall continue in force until terminated by either Party giving sixty days prior notice to the other Party.

11.5 Termination by either Party of any Annex(es) B to this Agreement of all or any part of the services provided at a specific location requires sixty days prior notice to the other Party. In the event of part termination of services, consideration shall be given to an adjustment of charges.

11.6 Any Annex(es) B to this Agreement exceeding a defined period of validity, shall continue in effect until terminated by either party providing sixty days prior notice to the other Party.

11.7 In the event of either Parties permit(s) or other authorisation(s) to operate in the agreed location(s), wholly or in part, being revoked, cancelled, or suspended, that Party shall notify the other Party without delay. Thereafter either Party may terminate the Agreement or the relevant Annex(es) B at the effective date of such revocation, cancellation or suspension by giving to the other Party notice within twenty-four hours after such event.

11.8 Either Party may terminate this Agreement and its Annexes at any time if the other Party becomes insolvent, makes a general assignment for the benefit of creditors, or commits an act of bankruptcy or if a petition in bankruptcy or for its reorganisation or the readjustment of its indebtedness be filed by or against it, provided the petition is found justified by the appropriate authority, or if a receiver, trustee or liquidator of all or substantially all of its property be appointed or applied for.

11.9 Both Parties shall be exempt from obligation if prompt notification is given by either Party in respect of any failure to perform its obligations under this Agreement arising from any of the following causes:—

—	labour disputes involving complete or partial stoppage of work or delay in the performance of work;

—	force majeure or any other cause beyond the control of either Party.

11.10 In the event of the Agreement or part thereof being terminated by notice or otherwise, such termination shall be without prejudice to the accrued rights and liabilities of either Party prior to termination.

11.11 The Handling Company shall have the right at any time to vary the charges set out in the Annex(es) B provided, however, that the Handling Company has given notice in writing to the Carrier not less than sixty days prior to the revised charges becoming effective. The notice shall specify the revised charges which the Handling Company proposes to introduce, together with the date on which they are to be brought into effect.

11.12 Notwithstanding Article 11.11, when changes occur in the schedule, and/or frequencies and/or types of aircraft, other than those set out in Annex(es) B, which affect the handling costs, either Party shall have the right to request an adjustment to the handling charges as from the date of the change provided that the Party informs the other Party within thirty days of the change.

ARTICLE 12. AUTHORIZATION TO CONTRACT

Each party warrants that it has the right to enter into this Agreement and that execution of this Agreement has been signed by authorized representative(s) of each party.

Signed the	Signed the
at	at
for and on behalf of	for and on behalf of
by	by

Ground Handling Agreements—AHM 810

TABLE OF CONTENTS

SECTION 1 MANAGEMENT FUNCTIONS
1.1	Representation
1.2	Administrative Functions
1.3	Supervision and/or Co-ordination
1.4	Station Management

SECTION 2 PASSENGER SERVICES
2.1	General
2.2	Departure
2.3	Arrival
2.4	Inter-modal Transportation by Rail, Road or Sea

SECTION 3 RAMP SERVICES
3.1	Baggage Handling
3.2	Marshalling
3.3	Parking
3.4	Ancillary Items
3.5	Ramp to Flight Deck Communication
3.6	Loading and Unloading
3.7	Safety Measures
3.8	Moving of Aircraft
3.9	Exterior Cleaning
3.10	Interior Cleaning
3.11	Toilet Service
3.12	Water Service
3.13	Cabin Equipment
3.14	Storage of Cabin Material
3.15	Catering Ramp Handling
3.16	De-Icing/Anti-Icing Services and Snow/Ice Removal

SECTION 4 LOAD CONTROL AND FLIGHT OPERATIONS
4.1	Load Control
4.2	Communications
4.3	Flight Operations
4.4	Crew Administration

SECTION 5 CARGO AND MAIL WAREHOUSE SERVICES
5.1	Cargo and Mail Handling—General
5.2	Customs Control
5.3	Documentation Handling
5.4	Physical Handling Outbound/Inbound
5.5	Transfer/Transit Cargo
5.6	Post Office Mail

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SECTION 6 SUPPORT SERVICES
6.1	Accommodation
6.2	Automation/Computer Systems
6.3	Unit Load Device (ULD) Control
6.4	Fuel Farm (Depot)
6.5	Ramp Fuelling/Defuelling Operations
6.6	Surface Transport
6.7	Catering Services—Liaison and Administration

SECTION 7 SECURITY
7.1	Passenger and Baggage Screening and Reconciliation
7.2	Cargo and Post Office Mail
7.3	Catering
7.4	Ramp
7.5	Additional Security Services

SECTION 8 AIRCRAFT MAINTENANCE
8.1	Routine Services
8.2	Replenishing of Oils and Fluids
8.3	Non-routine Services
8.4	Material Handling
8.5	Parking and Hangar Space

Ground Handling Agreements—AHM 810

IATA STANDARD GROUND HANDLING AGREEMENT

STANDARD GROUND HANDLING AGREEMENT Annex A—Ground Handling Services

to the Standard Ground Handling Agreement

effective from:

between:

hereinafter referred to as ‘the Carrier’ or ‘the Handling Company’, as the case may be,

and:

hereinafter referred to as ‘the Handling Company’ or ‘the Carrier’, as the case may be.

This Annex A

is valid from:

and replaces:

SECTION 1. MANAGEMENT FUNCTIONS

1.1 Representation

1.1.1

(a) Provide

(b) Arrange for

1. guarantee

2. bond

to facilitate the Carrier’s activities.

1.1.2 Liaise with local authorities.

1.1.3 Indicate that the Handling Company is acting as handling agent for the Carrier.

1.1.4 Inform all interested Parties concerning schedules of the Carrier’s aircraft.

1.2 Administrative Functions

1.2.1 Establish and maintain local procedures.

1.2.2 Take action on communications addressed to the Carrier.

1.2.3 Prepare, forward, file and retain for a period specified in the Annex B, messages/reports/statistics/documents and perform other administrative duties in the following areas.

(a) station administration

(b) passenger services

(c) ramp services

(d) load control

(e) flight operations

(f) cargo services

(g) mail services

(h) support services

(i) security

(j) aircraft maintenance

(k) other, as specified in Annex B

1.2.4 Maintain the Carrier’s manuals, circulars, and other operational documents connected with the performance of the services.

1.2.5

(a) Check

(b) Sign

(c) Forward

on behalf of the Carrier items including, but not limited to, invoices, supply orders, handling charge notes, work orders

1.2.6 Effect payment, on behalf of the Carrier, including but not limited to:

(a) airport, customs, police and other charges relating to the services performed.

(b) out-of-pocket expenses, accommodation, transport.

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1.3 Supervision and/or Co-ordination

1.3.1

(a) Supervise

(b) Co-ordinate

services contracted by the Carrier with third party(ies)

1.3.2 Provide Turnaround coordinator (TRC)

1.3.3 Ensure that the third party(ies) is(are) informed about operational data and Carrier’s requirements in a timely manner.

1.3.4 Liaise with the Carrier’s designated representative

1.3.5 Verify availability and preparedness of personnel, equipment, Loads, documentation of third party(ies).

1.3.6 Meet aircraft upon arrival and liaise with crew.

1.3.7 Decide on non-routine matters.

1.3.8 Verify dispatch of operational messages.

1.3.9 Note irregularities and inform the Carrier.

1.4 Station Management

1.4.1 Provide representative on behalf of the Carrier to act

(a) exclusively

(b) non-exclusively

1.4.2 The Handling Company is authorised to represent the Carrier’s interest with regard to resolving governmental and local authorities matters

1.4.3 Attend local airport meetings on behalf of the Carrier

(a) Report to the Carrier results/contents of the meetings

(b) Act, vote and commit on behalf of the Carrier

1.4.4 The Handling Company will be authorised to

(a) solicit

(b) negotiate

(c) commit

services on behalf of the Carrier, with expenditure/commitment limit to be specified in Annex B

1. airport lounges

2. baggage delivery services

3. janitorial

4. newspapers delivery

5. laundry services

6. porters

7. other

1.4.5 Negotiate and secure slot(s) and airport facilities, as available, on behalf of the Carrier

1.4.6 Liaise with local and Government authorities to ensure that all necessary permits and licenses are applied for, negotiated and secured in advance of each seasonal/operational change.

1.4.7 Perform and report quality/performance measurements

1.4.8 Handle the contents of Carrier’s company mail pouches

SECTION 2. PASSENGER SERVICES

2.1 General

2.1.1 Inform passengers and/or public about time of arrival and/or departure of Carrier’s aircraft and surface transport.

2.1.2 Make arrangements for, transfer and transit passengers and their baggage and inform them about services available at the airport.

Ground Handling Agreements—AHM 810

2.1.3 When requested by the Carrier,

(a) Provide

(b) Arrange for

special equipment, facilities and specially trained personnel, for assistance to

1. unaccompanied minors.

2. persons with reduced mobility (PRMs)

3. VIPs.

4. transit without visa passengers (TWOVs).

5. deportees.

6. special medical transport

7. others, as specified in Annex B.

2.1.4

(a) Provide

(b) Arrange for

passenger assistance when flights are interrupted, delayed or cancelled. Such assistance shall include:

1. meal vouchers

2. rebooking

3. transportation

4. hotel accommodation

5. personnel

2.1.5 Arrange storage of baggage in the bonded store

2.1.6

(a) Notify the Carrier of complaints and claims made by the Carrier’s passengers.

(b) Process such claims, as specified in Annex B.

2.1.7 Report to the Carrier any irregularities discovered in passenger and baggage handling.

2.1.8

(a) Provide

(b) Arrange for

1. check-in counter(s)

2. service counter(s)

3. transfer counter(s)

4. lounge facilities

5. set up of Carrier specific items, such as but not limited to carpets, mobile signage, queuing control stanchions

6. other facilities as specified in Annex B

2.1.9 Perform the following ticketing/sales functions

(a) reservations

(b) issuance of transportation documents

(c) ancillary services

(d) e-ticketing

(e) other as specified in Annex B

2.2 Departure

2.2.1 Perform pre-flight editing

2.2.2 Check and ensure

(a) that tickets are valid for the flight(s). The check shall not include the fare.

At the following locations:

1. check-in area

2. lounge

3. transfer counter

4. gate

5. off airport

6. other as specified in Annex B

Airport Handling Manual

2.2.3

(a) Check travel documents for the flight(s) concerned.

In the event that the Handling Company does not have access to information that verifies visa validities the Handling

Company will not have liability.

The Handling Company shall not be liable for immigration fines in the event of non-bona fide travel documents or other events which are outside of their control.

(b) Enter passenger and/or travel document information into Carrier’s and/or government system.

At the following locations:

1. check-in area

2. lounge

3. transfer counter

4. gate

5. off airport

6. other as specified in Annex B

2.2.4

(a) Weigh and/or measure checked and/or cabin baggage,

(b) Record baggage figures

for

1. initial flight.

2. subsequent flight(s).

at the following locations:

(a) check-in area

(b) lounge

(c) transfer counter

(d) gate

(e) off-airport

(f) other as specified in Annex B

2.2.5 Excess baggage

(a) Determine excess baggage

(b) Issue excess baggage ticket

(c) Collect excess baggage charges

(d) Detach applicable excess baggage coupons at the following locations:

1. check-in area

2. lounge

3. transfer counter

4. gate

5. off-airport

6. other as specified in Annex B

2.2.6 Tag

(a) checked baggage

(b) cabin baggage for

1. initial flight.

2. subsequent flight(s).

at the following locations:

(a) check-in area

(b) lounge

(c) transfer counter

(d) gate

(e) off-airport

(f) other as specified in Annex B

2.2.7 Effect conveyance of checked baggage to the baggage sorting area at the following locations:

(a) check-in area

(b) lounge

(c) transfer counter

(d) gate

(e) other as specified in Annex B

Ground Handling Agreements—AHM 810

2.2.8 Effect conveyance of Out of Gauge (OOG) checked baggage to the baggage sorting area at the following locations:

(a) check-in area

(b) lounge

(c) transfer counter

(d) gate

(e) other as specified in Annex B

2.2.9 Collect airport and/or any other service charges from departing passengers. at the following locations:

(a) check-in area

(b) lounge

(c) transfer counter

(d) gate

(e) other as specified in Annex B

2.2.10

(a) Carry out the Carrier’s seat allocation or selection system

(b) Issue boarding pass(es)

(c) Detach applicable flight coupons for

1. initial flight.

2. subsequent flight(s).

at the following locations:

(a) check-in area

(b) lounge

(c) transfer counter

(d) gate

(e) off airport

(f) other as specified in Annex B

2.2.11 Handle

(a) Denied Boarding process

(b) Denied Boarding Compensation at the following locations:

1. check-in area

2. lounge

3. transfer counter

4. gate

5. other as specified in Annex B

2.2.12 Direct passengers

(a) through controls to departure gate

(b) to connecting transport to the airport, in case of off airport services.

2.2.13 Handle upgrade/downgrade functions at the following locations:

(a) check-in area

(b) lounge

(c) transfer counter

(d) gate

(e) other as specified in Annex B

2.2.14 Handle standby list at the following locations:

(a) check-in area

(b) lounge

(c) transfer counter

(d) gate

(e) other as specified in Annex B

Airport Handling Manual

2.2.15 At the gate perform

(a) verification of cabin baggage

(b) boarding process

(c) reconciliation of passenger numbers with aircraft documents prior to departure

(d) other gate functions as specified in Annex B

2.2.16

(a) Collect

(b) Reconcile

(c) Handle and forward to Carrier

transportation documents (flight coupons, or other flight related documents) uplifted from departing passengers

2.2.17 Perform post-flight editing

2.3 Arrival

2.3.1

(a) Perform

(b) Arrange for

opening/closing aircraft passenger doors

2.3.2 Direct passengers

(a) from aircraft through controls

(b) arriving from the airport, in case of off airport services.

2.3.3

(a) Provide

(b) Arrange for

1. Transfer counter

2. Connection services

3. Baggage recheck

2.3.4 Handle lost, found and damaged property matters.

(a) Provide

(b) Arrange for

1. acceptance of baggage irregularity reports

2. entering of data into baggage tracing system

3. maintaining baggage tracing system files for period specified in Annex B

4. making payments for incidental expenses

5. delivery of delayed baggage to passengers

6. handling of communications with passengers

7. repair or replacement of damaged baggage

2.4 Inter-modal Transportation by Rail, Road or Sea

2.4.1 Carry out passenger and baggage handling as described in Sub-Sections 2.1, 2.2 and 2.3, as stipulated in Annex B, substituting “rail, road or sea transportation” for “aircraft”, and “flight(s)”, and “terminal” for “airport”.

2.4.2 Direct departing passengers to connecting transport.

2.4.3 Load baggage on connecting transport, as directed by the rail, road or sea transport operator.

2.4.4 Handle arriving passengers and baggage from the rail, road or sea transport operator.

2.4.5 Direct arriving passengers through controls to the Carrier’s flight departure services.

2.4.6 Offload baggage from connecting transport, as directed by the rail, road or sea transport operator and transfer it to the

Carrier’s airport services.

Ground Handling Agreements—AHM 810

SECTION 3. RAMP SERVICES

3.1 Baggage Handling

3.1.1 Handle baggage in

1. baggage sorting area.

2. other location(s) as specified in Annex B

3.1.2 Prepare for delivery onto flights

(a) bulk baggage

(b) ULDs

(c) baggage accepted at a location as specified in Annex B

3.1.3 Establish the number and/or weight of

(a) bulk baggage

(b) built—up ULDs

and provide the load control unit with the information

3.1.4 Offload

(a) bulk baggage

(b) ULDs.

3.1.5 Prioritise baggage delivery to claim area.

3.1.6 Deliver to claim area

(a) baggage

(b) Out of Gauge (OGG)

3.1.7 Transfer baggage

(a) Provide

(b) Arrange for

1. Sortation of transfer baggage.

2. Storage of transfer baggage prior to dispatch (storage time limits to be specified in Annex B).

3. Transport of transfer baggage to the sorting area of the receiving carrier.

3.1.8 Handle crew baggage.

3.2 Marshalling

3.2.1

(a) Provide

(b) Arrange for

marshalling at arrival and/or departure.

3.2.2 Operate automated guidance systems

3.3 Parking

3.3.1

(a) Provide

(b) Position and/or remove wheelchocks.

3.3.2

(a) Provide

(b) Position and/or remove

1. landing gear locks.

2. engine blanking covers.

3. pitot covers.

4. surface control locks.

5. tailstands and/or aircraft tethering.

6. safety cones.

7. other items as specified in Annex B.

Airport Handling Manual

3.4 Ancillary Items

3.4.1

(a) Provide

(b) Arrange for

(c) Operate

1. ground power unit

2. fixed ground power

3. cooling unit

4. heating unit

5. air start unit

3.5 Ramp to Flight Deck Communication

3.5.1 Provide headsets.

3.5.2 Perform ramp to flight deck communication

(a) during push-back.

(b) during tow-in.

(c) during engine starting.

(d) for other purposes.

3.6 Loading and Unloading

3.6.1

(a) Provide

(b) Arrange for

(c) Operate

1. passenger steps.

2. flight deck steps.

3. loading bridges

3.6.2

(a) Provide

(b) Arrange for

1. passenger

2. crew

transport between aircraft and airport terminal(s).

3.6.3

(a) Provide

(b) Arrange for

(c) Operate

equipment for loading and/or unloading.

3.6.4

(a) Provide

(b) Arrange for

delivery and pick-up of

1. Baggage

2. Mobility devices

at aircraft doors or other agreed points

3.6.5

(a) Provide

(b) Arrange for

assembly and transport of

1. baggage

2. general cargo

Ground Handling Agreements—AHM 810

3. special shipments

4. mail

5. documents

6. company mail between agreed points on the airport

3.6.6

(a) Unload aircraft, returning lashing materials to the Carrier.

(b) Load and secure Loads in the aircraft

(c) Redistribute Loads in aircraft.

(d) Operate in-plane loading system.

(e) Report final load distribution to the Load Control unit.

3.6.7 Open, close and secure aircraft hold doors.

(a) aircraft lower deck

(b) aircraft main deck

3.6.8

(a) Provide

(b) Arrange for

ballast

3.6.9

(a) Provide

(b) Arrange for

safeguarding of all Loads requiring special handling during

1. loading/unloading

2. transport between aircraft and designated point on the airport

3.7 Safety Measures

3.7.1

(a) Provide

1. portable fire extinguisher on motorized/self-propelled ramp equipment

2. ramp fire extinguisher, if not provided by airport authority

(b) Arrange for

1. attendance of airport fire services at aircraft

3.7.2 Perform visual external safety/ground damage inspection of

(a) doors and panels and immediate surroundings

(b) other inspection items as specified in Annex B

1. immediately upon arrival

2. immediately prior departure

and communicate the results to flight crew or Carrier’s representative

3.7.3 Check that all doors and access panels are properly closed and locked.

3.8 Moving of Aircraft

3.8.1

(a) Provide

(b) Arrange for

1. Tow-in and/or push-back of aircraft

2. Towing of aircraft between other points

3. Cockpit brake operator in connection with towing

4. Wing-walker(s)

3.8.2

(a) Towbar to be provided by the Carrier.

(b) Towbar to be provided by the Handling Company

(c) Store and maintain towbar(s) provided by the Carrier

Airport Handling Manual

3.9 Exterior Cleaning

3.9.1 Perform cleaning in accordance with Carriers written instructions of

(a) flight deck windows

(b) cabin windows

(c) aircraft integral steps

(d) slats and leading edges

(e) wings

1. upper surface

2. lower surface

(f) flaps (extended)

1. upper surface

2. lower surface

(g) ailerons

1. upper surface

2. lower surface

(h) engine nacelles and pylons

(i) fuselage

1. upper surface

2. lower surface

(j) horizontal stabiliser

(k) vertical stabiliser

(l) landing gear

(m) wheel well

3.10 Interior Cleaning

3.10.1 Clean

(a) flight deck, if specified, under the control of a person authorised by the Carrier

(b) passenger and crew compartments (other than flight deck)

1. empty ash trays.

2. dispose of litter.

3. clear waste from overhead stowage

4. wipe tables

5. seats, seat back pockets and passenger service units

6. floors

7. empty refuse bins

8. surfaces in pantries, galleys (sinks, working surfaces, ovens and surrounds) and toilets (wash basins, bowls, seats, mirrors and surrounds)

9. remove, as necessary, any contamination caused by airsickness, spilled food or drink and offensive stains

10. telephones, screens and other equipment

11. inside windows.

3.10.2 Remove and dispose of

(a) litter/waste

(b) food and food-related material (galley waste)

3.10.3 Perform cabin dressing

(a) Blankets/duvets (fold/place in designated locations) (b) Arrange seat belts

(c) Make up berths including crew

(d) Replace head rests

(e) Replace pillow covers

(f) Restock toilet items

(g) Replace/restock seat back pocket items

(h) Other cabin items as specified in Annex B

Ground Handling Agreements—AHM 810

1. Materials provided by the Carrier

2. Materials provided by the Handling Company

3.10.4

(a) Disinfect

(b) Deodorize aircraft with

1. materials provided by Carrier

2. materials provided by Handling Company

3.10.5

(a) Provide

(b) Arrange for

laundering of

1. cabin items (blankets/duvets/pillow cases)

2. linen

3.10.6 Clean

(a) cargo compartments

(b) ULDs

3.11 Toilet Service

3.11.1

(a) Provide

(b) Arrange for

1. servicing (empty, clean, flush and replenish fluids).

2. triruator/disposal service

3.12 Water Service

3.12.1

(a) Provide

(b) Arrange for

1. Draining tanks.

2. Replenish tanks (water standard as specified in Annex B)

3. Water quality tests.

3.13 Cabin Equipment

3.13.1 Rearrange cabin by

(a) removing

(b) installing

(c) repositioning

cabin equipment, for example, seats and cabin divider(s)

3.14 Storage of Cabin Material

3.14.1

(a) Provide

(b) Arrange for

storage space for the Carrier’s cabin material.

3.14.2 Take inventory.

3.14.3

(a) Provide

(b) Arrange for replenishment of stocks.

Airport Handling Manual

3.15 Catering Ramp Handling

3.15.1 Unload/load and stow catering supplies from/on aircraft.

3.15.2 Transfer catering supplies on aircraft.

(a) between lower holds and galleys and vice versa

(b) between galleys

3.15.3 Transport catering supplies between aircraft and designated points.

3.16 De-Icing/Anti-Icing Services and Snow/Ice Removal

3.16.1 Remove snow from aircraft without using de-icing fluid.

3.16.2 Perform “pre” de/anti-icing inspection and advise flight crew or Carrier’s representative of results.

3.16.3 Perform clear ice check

3.16.4

(a) Provide

(b) Arrange for

1. anti-icing units.

2. de-icing units.

3.16.5 Provide de-icing/anti-icing fluids

3.16.6 Remove frost, ice and snow from aircraft using de-icing fluid. Fluids to receive purity and contamination inspection prior to use.

3.16.7 Apply anti-icing fluid to aircraft.

3.16.8 Supervise performance of de-icing/anti-icing operations.

3.16.9 Perform final inspection after de-icing/anti-icing operations and inform flight crew of results.

3.16.10 Complete documentation as per Carrier’s instructions.

SECTION 4. LOAD CONTROL AND FLIGHT OPERATIONS

4.1 Load Control

4.1.1 Deliver load control related documents between aircraft and airport buildings and vice versa.

4.1.2

(a) Process

(b) Sign

documents and information, including but not limited to, loading instructions, load and trim sheets, Captain’s load information and manifests where:

1. Load Control is performed by the Handling Company

2. Handling Company is performing inputs/updates when Load Control is performed by the Carrier or third party

4.2 Communications

4.2.1 Inform all interested Parties concerning movements of the Carrier’s aircraft.

4.2.2

(a) Compile, receive, process and send all messages in connection with the services performed by the Handling Company. The Handling Company is authorized to use Carrier’s originator code or double signature procedure

(b) Inform the Carrier’s representative of the contents of such messages

4.2.3

(a) Provide

(b) Operate

means of communication between the ground station and the Carrier’s aircraft.

Ground Handling Agreements—AHM 810

4.3 Flight Operations

4.3.1 Inform the Carrier of any known project affecting the operational services and facilities made available to its aircraft in the areas of responsibility as specified in Annex B.

4.3.2

(a) Provide

(b) Arrange for

meteorological documentation and aeronautical information

1. at the airport location as defined in Annex B

2. at different airport location(s)

4.3.3

(a) Provide

(b) Arrange for

delivery of flight operations related documentation to the aircraft and obtain signature of the pilot-in-command, where applicable

1. at the airport location as defined in Annex B

2. at different airport location(s)

4.3.4

(a) Analyse the operational conditions and prepare

(b) request

(c) sign

make available the operational flight plan according to the instructions and data provided by the Carrier

1. at the airport location as defined in Annex B

2. at different airport location(s)

3. en-route

4.3.5

(a) Prepare

(b) Request

(c) Sign

(d) File

the Air Traffic Services (“ATS”) Flight Plan.

1. at the airport location as defined in Annex B

2. at different airport location(s)

4.3.6

(a) Request

(b) Manage

the Carrier’s slot time allocation with the ATS

1. at the airport location as defined in Annex B

2. at different airport location(s)

4.3.7 Provide the crew with a briefing

4.3.8

(a) Prepare

(b) Sign

(c) Deliver

1. the fuel order

2. the fuel distribution form

4.3.9 Provide ground handling party(ies) with weight and fuel data

4.3.10 Obtain a debriefing from incoming crews, distributing reports or completed forms to offices concerned.

4.4 Crew Administration

4.4.1 Distribute crew schedule information provided by the Carrier to all parties concerned.

4.4.2 Arrange hotel accommodation for crew layover

(a) scheduled

(b) non-scheduled

Airport Handling Manual

4.4.3

(a) Provide

(b) Arrange for

crew transportation to/from off airport locations

4.4.4 Direct crews through airport facilities

4.4.5 Liaise with

(a) crew layover hotel(s)

(b) crew transportation company on crew call and pick-up timings

4.4.6

(a) Prepare crew allowance forms.

(b) Pay crew allowances.

4.4.7 Inform the Carrier’s representative of any crew indisposition or potential absence.

SECTION 5. CARGO AND MAIL WAREHOUSE SERVICES

5.1 Cargo and Mail Handling—General

5.1.1

(a) Provide

(b) Arrange for

1. warehouse and storage facility(ies)

2. warehouse handling equipment

3. warehouse handling services

4. General cargo

5. Special shipments

6. Specialised cargo products

7. Post office mail

8. Diplomatic mail

9. Diplomatic cargo

10. Company cargo/material

5.1.2

(a) Issue

(b) Obtain

(c) Make available to Carrier

Receipt upon delivery of cargo

5.1.3 Take action to

(a) prevent theft or damage to the Carrier’s cargo and mail in custody of the Handling Company

(b) prevent theft or unauthorised use of, or damage to the Carrier’s pallets, containers, nets, straps, tie-down rings and other material in the custody of the Handling Company. Notify the Carrier immediately of any damage to or loss of such items.

5.2 Customs Control

5.2.1

(a) Prepare Customs documentation

(b) Obtain Customs clearance

(c) Place cargo under Customs control

(d) Present to Customs cargo for physical examination for

1. inbound cargo

2. outbound cargo

3. transfer cargo

5.3 Documentation Handling

5.3.1

(a) Prepare airwaybill

(b) Check all documentation to ensure shipment may be carried. The check shall not include the rates charged.

(c) Check security status for the shipment(s) concerned and take action as per Carrier’s instructions.

(d) Obtain capacity/booking information for the Carrier’s flights.

(e) Split airwaybill. Forward copies of manifests and air waybills to the Carrier.

(f) Prepare cargo manifest(s).

(g) Provide the load control unit with Special Load Notification.

(h) Return copy of airwaybill to shipper, endorsed with flight details.

(i) Check and/or enter data into Carrier’s and/or government/customs system, as specified in Annex B

Ground Handling Agreements—AHM 810

5.3.2

(a) Notify consignee or agent of arrival of shipments

(b) Make cargo documents available to consignee or agent.

5.3.3

(a) Provide

(b) Arrange for

1. collection of “Charges Collect” as shown on the air waybill

2. collection of other charges and fees as shown on the air waybill

3. credit to consignees or agents

5.3.4

(a) Provide

(b) Arrange for

delivery of Cargo/Mail related documentation from/to agreed points and the aircraft

5.4 Physical Handling Outbound/Inbound

5.4.1 Accept cargo, ensuring that

(a) machine-readable cargo labels are affixed and processed

(b) manual labels are affixed and processed

(c) shipments are “ready for carriage”

(d) the weight and volume and number of pieces of the shipments are checked

(e) the regulations for the carriage of special cargo, particularly the IATA Dangerous Goods Regulations (DGR), IATA Live

Animals Regulations (LAR), and others have been complied with.

5.4.2 Tally and assemble cargo for dispatch

5.4.3 Prepare

(a) Bulk cargo

(b) ULDs using

(c) build up materials provided by Carrier

(d) build up materials provided by Handling Company and establish

1. gross weight

2. volume

3. ULD contour

and provide the load control unit with the information

5.4.4 Perform acceptance check on pre-built ULDs and establish, if accepted

(a) gross weight

(b) volume

(c) ULD contour

and provide the load control unit with the information.

5.4.5

(a) Load outbound cargo on vehicles

(b) Assemble cargo for delivery to the aircraft.

5.4.6

1. Offload bulk cargo from vehicles

2. Break down ULDs

3. Check incoming cargo against air waybills and manifests

4. Release cargo to the consignee or agent

Airport Handling Manual

5.4.7 Truck service loading/off-loading

(a) Check seals are intact on inbound trucks

(b) Offload truck prior to acceptance into warehouse

(c) Load truck after formal release from warehouse

(d) Place seals

Truck operated by/or on behalf of the Carrier

5.5 Transfer/Transit Cargo

5.5.1 Identify transfer/transit cargo.

5.5.2 Prepare transfer manifests for cargo to be transported by another carrier.

5.5.3

(a) Provide

(b) Arrange for

transport to the receiving carrier’s warehouse

1. on airport,

2. off airport

5.5.4 Accept/prepare

(a) transfer cargo

(b) transit cargo

for onward carriage.

5.6 Post Office Mail

5.6.1 Check

(a) incoming

(b) outgoing

mail against Post Office mail documents.

5.6.2 In case of missing documentation, issue substitutes

5.6.3 Transport mail from

(a) cargo warehouse to postal facility

(b) postal facility to cargo warehouse

1. on airport

2. off airport

together with documents, against receipt from postal authorities.

5.6.4 Handle and check transfer mail against accompanying mail documents.

5.6.5 Prepare

(a) Bulk mail

(b) ULDs

and establish

(a) gross weight

(b) volume

(c) ULD contour

and provide the load control unit with the information

5.6.6 Distribute incoming and/or outgoing post office mail documents

SECTION 6. SUPPORT SERVICES

6.1 Accommodation

6.1.1 Provide the Carrier with

(a) office space

(b) storage space

(c) other facilities, as specified in Annex B

Ground Handling Agreements—AHM 810

6.2 Automation/Computer Systems

6.2.1

(a) Provide

(b) Arrange for

(c) Operate

computer hardware and other equipment (as specified in Annex B) to enable access to

1. Carrier’s system

2. Handling Company’s system

3. other system

6.2.2 Perform the following functions in

(a) Carrier’s system

(b) Handling Company’s system

(c) other system

for

1. Training.

2. Passenger reservations and sales

3. Passenger service

4. Baggage reconciliation.

5. Baggage tracing.

6. Operations, load control.

7. Cargo reservations and sales

8. Cargo handling

9. Post office mail handling

10. Maintenance reporting

11. Other functions

6.2.3 Manage Automated Self Check-in device(s) and

(a) Provide

(b) Arrange for

1. Stock control

2. Stock replenishment

3. Hosting

4. Routine maintenance

5. Servicing and repair

6. Other, as specified in Annex B

6.3 Unit Load Device (ULD) Control

6.3.1

(a) Provide

(b) Arrange for storage space for

1. passenger ULDs

2. cargo ULDs

3. post office mail ULDs

4. other ULDs

6.3.2 Take action to prevent damage, theft or unauthorised use of the Carrier’s ULDs in the custody of the Handling Company. Notify the Carrier immediately of any damage or loss.

6.3.3

(a) Take physical inventory of ULD stock and maintain records.

(b) Compile and dispatch ULD control messages.

6.3.4 Prepare ULD exchange control documentation for all transfers of ULDs and obtain signature(s) of the transferring and receiving carrier(s) or approved third parties and distribute copies.

6.3.5 Handle lost, found and damaged ULDs and notify the Carrier of such irregularities.

Airport Handling Manual

6.4 Fuel Farm (Depot)

6.4.1 Liaise with fuel farm suppliers.

6.4.2

(a) Inspect the Carrier’s fuel farm product deliveries for contamination, prior to storage. Notify the Carrier of results.

(b) Inspect fuel farm storage and/or appliances. Notify the Carrier of results.

6.5 Ramp Fuelling/Defuelling Operations

6.5.1 Liaise with ramp fuel suppliers.

6.5.2 Inspect fuel vehicles and/or appliances for contamination. Perform water detection checks

6.5.3 Supervise fuelling/defuelling operations.

6.5.4 Prepare aircraft for fuelling/defuelling.

6.5.5 Drain water from aircraft fuel tanks.

6.5.6

(a) Provide

(b) Arrange for

approved fueling/defueling equipment.

6.5.7 Fuel/defuel aircraft with quantities of products requested by the Carrier’s designated representative

6.5.8 Check and verify the delivered fuel quantity

6.5.9 Deliver the completed fuel order to the Carrier’s designated representative.

6.6 Surface Transport

6.6.1

(a) Provide

(b) Arrange for the transport of

1. passengers

2. baggage

3. cargo

4. post office mail

5. empty ULDs

6. other between

(a) airport and town terminal

(b) airport and other agreed points

(c) separate terminals at the same airport

6.7 Catering Services—Liaison and Administration

6.7.1 Liaise with the Carrier’s catering supplier.

6.7.2 Handle requisitions made by the Carrier’s authorised representative.

SECTION 7. SECURITY

7.1 Passenger and Baggage Screening and Reconciliation

7.1.1

(a) Provide

(b) Arrange for

1. matching of passengers against established data

2. security questioning

Ground Handling Agreements—AHM 810

7.1.2

(a) Provide

(b) Arrange for

1. screening of checked baggage.

2. screening of transfer baggage.

3. screening of mishandled baggage.

4. physical examination of checked, transfer and mishandled baggage.

5. identification of security cleared baggage.

7.1.3

(a) Provide

(b) Arrange for

1. screening of passengers.

2. screening of cabin/unchecked baggage.

3. physical examination of passengers and cabin/unchecked baggage.

7.1.4

(a) Provide

(b) Arrange for

1. identification of passengers prior to boarding.

2. reconciliation of boarded passengers with their baggage.

3. positive baggage identification by passengers.

4. offloading of baggage for passengers who fail to board the aircraft.

7.2 Cargo and Post Office Mail

7.2.1

(a) Provide

(b) Arrange for

1. control of access to the cargo facilities.

2. screening of cargo and/or mail.

3. physical examination of cargo.

4. holding of cargo and/or mail for variable periods.

5. secure storage of cargo and/or mail.

6. decompression/pressure chamber.

7.3 Catering

7.3.1

(a) Provide

(b) Arrange for

1. control of access to the catering unit.

2. security supervision during food preparation.

3. security check of catering uplifts.

4. sealing of food and/or bar trolleys/containers.

5. physical examination of catering vehicles prior to loading.

6. sealing of catering vehicles

7.4 Ramp

7.4.1

(a) Provide

(b) Arrange for

control of access to

1. aircraft.

2. designated areas.

Airport Handling Manual

7.4.2

(a) Provide

(b) Arrange for

1. searching of

2. guarding of

3. sealing of

(a) aircraft

(b) designated areas

(c) baggage in the baggage make-up area.

7.4.3

(a) Provide

(b) Arrange for security personnel

1. to safeguard all Loads during the transport between aircraft and designated locations.

2. during offloading and loading of aircraft.

7.5 Additional Security Services

7.5.1

(a) Provide

(b) Arrange for additional security services

SECTION 8. AIRCRAFT MAINTENANCE

8.1 Routine Services

8.1.1 Maintain the Carrier’s technical manuals, handbooks, catalogues, and other operational documents connected with performance of the services as specified in Annex B.

8.1.2 Perform line inspection in accordance with Carrier’s current instructions.

8.1.3 Enter in the aircraft log(s) and sign for the performance of line inspection.

8.1.4 Enter remarks in aircraft log(s) regarding defects observed during the inspection.

8.1.5 Provide personnel to assist the flight crew or ground staff in the performance of their tasks.

8.2 Replenishing of Oils and Fluids

8.2.1

(a) Perform.

(b) Supervise replenishing operations

8.2.2

(a) Provide

(b) Arrange for

(c) Operate replenishing equipment.

8.2.3 Wipe excess oil from engine nacelles

8.2.4 Engine Oil to be provided by the Carrier.

8.2.5 Engine Oil to be provided by the Handling Company.

8.2.6 Hydraulic fluid to be provided by the Carrier.

8.2.7 Hydraulic fluid to be provided by the Handling Company.

Ground Handling Agreements—AHM 810

8.3 Non-routine Services

8.3.1 Rectify defects entered in the aircraft log as reported by the crew or revealed during the inspection, to the extent requested by the Carrier. However, major repairs must be separately agreed upon between the Parties.

8.3.2 Enter in aircraft log(s) and sign for the action taken.

8.3.3 Report technical irregularities and actions taken to the Carrier’s maintenance base.

8.3.4

(a) Provide

(b) Arrange for

maintenance facilities, tools and special equipment to the extent available.

8.3.5 Move aircraft under its own power

8.4 Material Handling

8.4.1

(a) Obtain Customs clearance for

(b) Administer

the Carrier’s spare parts and/or equipment.

8.4.2 Provide periodic inspection of the Carrier’s spare parts and/or equipment.

8.4.3 Provide storage space for the Carrier’s spare parts and/or equipment.

8.5 Parking and Hangar Space

8.5.1

(a) Provide

(b) Arrange for

1. parking space.

2. hangar space.

Airport Handling Manual

IATA STANDARD GROUND HANDLING AGREEMENT

STANDARD GROUND HANDLING AGREEMENT Annex B—Location(s), Agreed Services and Charges

to the Standard Ground Handling Agreement (SGHA) of January 2013 between:

having its principal office at:

and hereinafter referred to as ‘the Carrier’ and:

having its principal office at:

and hereinafter referred to as ‘the Handling Company’.

the Carrier and/or the Handling Company may hereinafter be referred to as “the Party(ies)”

effective from: This Annex B for the location(s):

is valid from:

and replaces:

PARAGRAPH 1. HANDLING SERVICES AND CHARGES

1.1 For a single ground handling consisting of the arrival and the subsequent departure at agreed timings of the same aircraft, the Handling Company shall provide the following services of Annex A at the following rates.

1.1.1 Section(s) _____________________________ price _______________________________ per (aircraft type, etc.).

1.1.2 Section(s) _______________________ price ________________________ per _________________________

The number of these clauses can be extended as far as necessary.

1.2 Handling in case of technical landing for other than commercial purposes will be charged at .... % of the above rates, provided that a physical change of load is not involved.

1.3 Handling in case of return to ramp will not be charged extra, provided that a physical change of load is not involved.

1.4 Handling in case of return to ramp involving a physical change of load will be charged as for handling in case of technical landing in accordance with Sub-Paragraph 1.2 of this Annex.

PARAGRAPH 2. ADDITIONAL SERVICES AND CHARGES

2.1 All services not included in Paragraph 1 of this Annex will be charged for as follows:

PARAGRAPH 3. DISBURSEMENTS

3.1 Any disbursements made by the Handling Company on behalf of the Carrier will be reimbursed by the Carrier at cost price plus an accounting surcharge of _________________________________________________________________ %.

PARAGRAPH 4. LIMIT OF LIABILITY

4.1 The limit of liability referred to in Sub-Article 8.5 of the Main Agreement shall be as follows:

Aircraft Type	Limit (per incident)

PARAGRAPH 5. AREA OF RESPONSIBILITY

5.1 The area of responsibility as mentioned in Sub-Section 4.3 and 4.6 of Annex A is ______________________________.

Ground Handling Agreements—AHM 810

PARAGRAPH 6. TRANSFER OF SERVICES

6.1 In accordance with Sub-Article 3.1 of the Main Agreement, the Handling Company subcontracts the services of Annex A Section(s) ________________________________________ to __________________________________________

The number of these clauses can be extended as far as necessary.

PARAGRAPH 7. PAYMENT

7.1 Notwithstanding Sub-Article 7.2 of the Main Agreement, payment of account shall be effected ______________________ With reference to Sub-Article 7.3, the Parties establish the following payment terms:

Handling Company will send invoices to (insert email/physical address).

Notwithstanding Sub-Article 7.1 of the Main Agreement, the Handling Company shall submit invoices to the Carrier and the Carrier shall pay the Handling Company within _________________________________________ days of the invoice.

In the event the Carrier disputes any charge or fee set forth in any invoice, Carrier shall pay the undisputed portion and notify the Handling Company of the discrepancy in billing. Both parties shall then seek in good faith to resolve the disputed amount(s). Upon the resolution of any disputed amount the Carrier shall promptly pay the balance due to the Handling Company.

PARAGRAPH 8. SUPERVISION AND ADMINISTRATION

8.1 The services of Annex A, Section 1, Sub-Section 1.3 covered by Sub-Paragraph 1.1 of this Annex B, refer only to the following services of Annex A which are performed for the Carrier by other organisation(s) under cover of separate agreement(s):

Section(s) __________________________________________________________________________________

Section(s) __________________________________________________________________________________

PARAGRAPH 9. DURATION, MODIFICATION AND TERMINATION

Any change to Article 11 of the Main Agreement, in particular to the duration of the Main Agreement, validity of rates or rights of termination shall be recorded below, notwithstanding the corresponding Sub-Articles of the Main Agreement.

For example:

9.1 Duration

9.1.1 Notwithstanding Sub-Article 11.4 and 11.5 of the Main Agreement ______________________________________.

9.1.2 Notwithstanding Sub-Article 11.11 of the Main Agreement the rates contained in Paragraph 1 shall be ________________.

9.2 Modification

9.2.1 Any modification to this Annex B shall be made by a written amendment signed by both Parties.

9.3 Termination

9.3.1 Notwithstanding Sub-Paragraph 9.1.1 of this Annex B, this Annex B may be terminated on the following terms _____________.

The number of these clauses can be extended as far as necessary.

Airport Handling Manual

PARAGRAPH 10. NOTIFICATION

10.1 In accordance Sub-article 11.3 of the Main Agreement, any notice or communication to be given hereunder shall be addressed to the respective parties as follows:

To Carrier:	Carrier
Street
City, Country
Telephone
Fax:
E-mail:
Attn:

To Handling Company:	The Handling Company
Street
City, Country
Telephone
Fax:
E-mail:
Attn:

PARAGRAPH 11. GOVERNING LAW

11.1 In accordance with Article 9 of the Main Agreement, this Annex B shall be governed by and interpreted in accordance with the laws of: ____________________________________________________________________________.

11.2 In accordance with Article 9 of the Main Agreement, courts for the resolution of disputes shall be the Courts of: ____________.

Signed the	Signed the
at	at
for and on behalf of	for and on behalf of
by	by

Ground Handling Agreements—AHM 810

IATA STANDARD GROUND HANDLING AGREEMENT

STANDARD GROUND HANDLING AGREEMENT—SIMPLIFIED PROCEDURE Annex B—Location(s), Agreed Services and Charges

to the Standard Ground Handling Agreement (SGHA) of January 2013 between:

having its principal office at:

and hereinafter referred to as ‘the Carrier’

and:

having its principal office at:

and hereinafter referred to as ‘the Handling Company’

the Carrier and/or the Handling Company may hereinafter be referred to as “the Party(ies)”

effective from:

This Annex B for the location(s):

is valid from:

and replaces:

PREAMBLE:

This Annex B is prepared in accordance with the simplified procedure whereby the Parties agree that the terms of the Main Agreement and Annex A of the SGHA of January 2013 as published by the International Air Transport Association shall apply to this Annex B as if such terms were repeated here in full. By signing this Annex B, the Parties confirm that they are familiar with the aforementioned Main Agreement and Annex A.

PARAGRAPH 1. HANDLING SERVICES AND CHARGES

1.1 For a single ground handling consisting of the arrival and the subsequent departure at agreed timings of the same aircraft, the Handling Company shall provide the following services of Annex A at the following rates.

1.1.1 Section(s) ____________________________ price _____________________________ per (aircraft type, etc.).

1.1.2 Section(s) ________________________ price _______________________ per ________________________.

The number of these clauses can be extended as far as necessary.

1.2 Handling in case of technical landing for other than commercial purposes will be charged at ___ % of the above rates, provided that a physical change of load is not involved.

1.3 Handling in case of return to ramp will not be charged extra, provided that a physical change of load is not involved.

1.4 Handling in case of return to ramp involving a physical change of load will be charged as for handling in case of technical landing in accordance with Sub-Paragraph 1.2 of this Annex.

PARAGRAPH 2. ADDITIONAL SERVICES AND CHARGES

2.1 All services not included in Paragraph 1 of this Annex will be charged for as follows:

PARAGRAPH 3. DISBURSEMENTS

3.1 Any disbursements made by the Handling Company on behalf of the Carrier will be reimbursed by the Carrier at cost price plus an accounting surcharge of ________________________________________________________________%.

Airport Handling Manual

PARAGRAPH 4. LIMIT OF LIABILITY

4.1 The limit of liability referred to in Sub-Article 8.5(a) of the Main Agreement shall be as follows:

Aircraft Type	Limit (per incident)

PARAGRAPH 5. AREA OF RESPONSIBILITY

5.1 The area of responsibility as mentioned in Sub-Sections 4.3 and 4.6 of Annex A is _____________________________.

PARAGRAPH 6. TRANSFER OF SERVICES

6.1 In accordance with Sub-Article 3.1 of the Main Agreement, the Handling Company subcontracts the services of Annex A Section(s) ________________________________________ to ________________________________________.

The number of these clauses can be extended as far as necessary.

PARAGRAPH 7. PAYMENT

7.1 Notwithstanding Sub-Article 7.2 of the Main Agreement, payment of account shall be effected ______________________ With reference to Sub-Article 7.3, the Parties establish the following payment terms:

The Handling Company will send invoice to (insert email/physical address).

Notwithstanding Sub-Article 7.1 of the Main Agreement, the Handling Company shall submit invoices to the Carrier and the Carrier shall pay the Handling Company within ___________________________________________ days of the invoice.

In the event the Carrier disputes any charge or fee set forth in any invoice, Carrier shall pay the undisputed portion and notify the Handling Company of the discrepancy in billing. Both parties shall then seek in good faith to resolve the disputed amount(s). Upon the resolution of any disputed amount the Carrier shall promptly pay the balance due to the Handling Company.

PARAGRAPH 8. SUPERVISION AND ADMINISTRATION

8.1 The services of Annex A, Section 1, Sub-Section 1.3 covered by Sub-Paragraph 1.1 of this Annex B, refer only to the following services of Annex A which are performed for the Carrier by other organisation(s) under cover of separate agreement(s):

Section(s) __________________________________________________________________________________

Section(s) __________________________________________________________________________________

PARAGRAPH 9. DURATION, MODIFICATION AND TERMINATION

Any change to Article 11 of the Main Agreement, in particular to the duration of the Main Agreement, validity of rates or rights of termination shall be recorded below, notwithstanding the corresponding Sub-Articles of the Main Agreement.

For example:

9.1 Duration

9.1.1 Notwithstanding Sub-Article 11.4 and 11.5 of the Main Agreement ______________________________________.

9.1.2 Notwithstanding Sub-Article 11.11 of the Main Agreement the rates contained in Paragraph 1 shall be _______________.

9.2 Modification

9.2.1 Any modification to this Annex B shall be made by a written amendment signed by both Parties.

9.3 Termination

9.3.1 Notwithstanding Sub-Paragraph 9.1.1 of this Annex B, this Annex B may be terminated on the following terms ___________.

The number of these clauses can be extended as far as necessary.

Ground Handling Agreements—AHM 810

PARAGRAPH 10. NOTIFICATION

10.1 In accordance Sub-article 11.3 of the Main Agreement, any notice or communication to be given hereunder shall be addressed to the respective parties as follows:

To Carrier:	Carrier
Street
City, Country
Telephone
Fax:
E-mail:
Attn:

To Handling Company:	The Handling Company
Street
City, Country
Telephone
Fax:
E-mail:
Attn:

PARAGRAPH 11. GOVERNING LAW

11.1 In accordance with Article 9 of the Main Agreement, this Annex B shall be governed by and interpreted in accordance with the laws of: ......................................................................................................................................................................................... ..

11.2 In accordance with Article 9 of the Main Agreement, courts for the resolution of disputes shall be the Courts of: ................... ..

Signed the	Signed the
at	at
for and on behalf of	for and on behalf of
by	by

Airport Handling Manual

PROCEDURE—FOR LINE MAINTENANCE

Note: * Please note that the Line Maintenance contract Standard is limited up to and included Weekly Check.

Annex B—Location(s), Agreed Services and Charges

To the Standard Ground Handling Agreement (SGHA) of January 2013

Between:

having its principal office at:

and hereinafter referred to as “the Carrier”

and:

having its principal office at:

and hereinafter referred to as “the Handling Company”

holding EASA Part 145 or FAR 145 approval no ______________________________________________________.

or any other National Airworthiness Authority as the case may be the Carrier and/or the Handling Company may hereinafter be referred to as “the Party(ies)” Effective from:

This Annex B for the location(s):

is valid from: and replaces:

PREAMBLE:

This Annex B is prepared in accordance with the simplified procedure whereby the Parties agree that the terms of the Main Agreement and Annex A of the SGHA of January 2013 as published by the International Air Transport Association shall apply to this Annex B as if such terms were repeated here in full. By signing this Annex B, the Parties confirm that they are familiar with the aforementioned Main Agreement and Annex A.

PARAGRAPH 1. SCOPE OF WORK

1.1 For a single ground handling consisting of the arrival and the subsequent departure at agreed timings of the same aircraft, the Handling Company shall provide the following services of Annex A at the following rates.

1.1.1 Pre Flight Check

Section 1:	1.2.3(j) (retaining period of three years at station in question), 1.3.6
Section 3:	3.5.1, 3.5.2(a,c), 3.7.2(a1,a2), 3.7.3, 3.16.2
Section 4:	4.2.2(a,b)
Section 6:	6.5.1, 6.5.2, 6.5.3, 6.5.4, 6.5.7, 6.5.8, 6.5.9
Section 8:	8.1.1, 8.1.2, 8.1.3, 8.1.4, 8.2.1, 8.2.2(a), 8.2.3(a,c), 8.2.4, 8.3.1 (include rectification up to one man-hour), 8.3.2, 8.3.3, 8.4.1(b), 8.4.2, 8.4.3

Aircraft/Engine Type	Price	Currency

1.1.2 Daily Check

Section 1:	1.2.3(j) (retaining period of three years at station in question), 1.3.6
Section 3:	3.5.1, 3.5.2(a,c), 3.7.2(a1,a2), 3.7.3, 3.12.1(b1) (check for water draining during winter period only), 3.16.2
Section 4:	4.2.2(a,b)
Section 6:	6.5.1, 6.5.2, 6.5.3, 6.5.4, 6.5.7, 6.5.8, 6.5.9
Section 8:	8.1.1, 8.1.2, 8.1.3, 8.1.4, 8.2.1, 8.2.2(a), 8.2.3(a,c), 8.2.4, 8.3.1 (include rectification up to one man-hour), 8.3.2, 8.3.3, 8.4.1(b), 8.4.2, 8.4.3

Aircraft/Engine Type	Price	Currency

Ground Handling Agreements—AHM 810

1.1.3 Weekly Check

Section 1:	1.2.3(j) (retaining period of three years at station in question), 1.3.6
Section 3:	3.5.1, 3.5.2(a,c), 3.8.2(a1,a2), 3.7.3, 3.12.1(a1) (check for water draining during winter period only), 3.16.2
Section 4:	4.2.2(a,b)
Section 6:	6.5.1, 6.5.2, 6.5.3, 6.5.4, 6.5.5, 6.5.7, 6.5.8, 6.5.9
Section 8:	8.1.1, 8.1.2, 8.1.3, 8.1.4, 8.2.1, 8.2.2(a), 8.2.3(a,c), 8.2.4, 8.3.1 (include rectification up to one man-hour), 8.3.2, 8.3.3, 8.4.1(b), 8.4.2, 8.4.3

Aircraft/Engine Type	Price	Currency

1.1.4 On Call Maintenance on request and availability

Section 1:	1.2.3(j) (retaining period of three years at station in question)
Section 8:	8.3.1, 8.3.2, 8.3.3

Aircraft/Engine Type	Price	Currency

1.1.5 Additional Man-hours

Section 8:	8.3.1, 8.3.2, 8.3.3

Aircraft/Engine Type	Price	Currency

Note: The number of these clauses can be extended or deleted as the case may be.

1.2 No extra charge will be made for providing the services at night or on legal holidays.

1.3 Aircraft registration number(s), to Aircraft Type(s) stated in Paragraph 1 of this Annex, which are part of this Agreement, are stated in ___________________________________ Mentioned Manual/List is placed in hands of the Handling Company.

PARAGRAPH 2. ADDITIONAL CHARGES

2.1 All services not included in Paragraph 1 of this Annex will be charged according to local standard price list.

It is recommended to define local as the location and a copy of the local price list attached to the annex as an annex in Annex B.

PARAGRAPH 3. DISBURSEMENTS

3.1 Any Disbursements made by the Handling Company on behalf of the Carrier will be reimbursed by the Carrier at cost price plus an accounting surcharge of ________________________________________________________________%.

PARAGRAPH 4. TRANSFER OF SERVICES

4.1 In accordance with Sub-Article 3.1 of the Main Agreement, the Handling Company subcontracts the services of Annex A.

Service	to Company using approval certificate no.

PARAGRAPH 5. LIMIT OF LIABILITY

5.1 The limit of liability referred to in Sub-Article 8.5 of the Main Agreement shall be as follows:

Aircraft	Limit (per incident)	Currency

Airport Handling Manual

PARAGRAPH 6. SETTLEMENT

6.1 Notwithstanding Sub-Article 7.2 of the main Agreement, settlement of account shall be effected monthly with copy to following address: ______________________________________________________________________________.

PARAGRAPH 7. DURATION, MODIFICATION AND TERMINATION

Any change to Article 11 of the Main Agreement, in particular to the duration of the Main Agreement, validity of rates or rights of termination shall be recorded below, notwithstanding the corresponding Sub-Articles of the Main Agreement.

For example:

7.1 Duration

7.1.1 Notwithstanding Sub-Article 11.4 and 11.5 of the Main Agreement _______________________________________.

7.1.2 Notwithstanding Sub-Article 11.11 of the Main Agreement the rates contained in Paragraph 1 shall be ________________.

7.2 Modification

7.2.1 Any modification to this Annex B shall be made by a written amendment signed by both Parties.

7.3 Termination

7.3.1 Notwithstanding Sub-Paragraph 7.1.1 of this Annex B, this Annex B may be terminated on the following terms ___________.

The number of these clauses can be extended as far as necessary.

PARAGRAPH 8. AIRCRAFT MAINTENANCE SERVICES

8.1 Notwithstanding the second sentence of Sub-Article 5.1. of the Main Agreement insofar as it refers to Services of Section 8 of Annex A. In the absence of Technical instructions from the Carrier, the Handling Company shall promptly seek Technical Instructions from the Carrier but shall take no action pending receipt of such Technical Instructions. The Handling Company will not be held responsible for any flight delay resulting from lack of Technical Instructions from the Carrier.

8.2 It is the Carrier’s responsibility to ensure that the conditions of this agreement are acceptable to its appropriate authorities.

8.3 It is understood that the signature of the Handing Companies ground engineer in the technical log of the Carrier’s aircraft only certifies the correct performance of routine checks and rectification of flight and/or ground discrepancies related to the checks performed. The Handling Company assumes no responsibility for the Airworthiness of the Carrier’s aircraft.

8.4 The Handling Company is using _______ approval certificate no. EASA.145 _______ or FAR 145 ___________ as the case must be.

PARAGRAPH 9. AIRWORTHINESS DATA

9.1 The airworthiness data supplied by the Carrier deemed necessary to fulfill the Handling Companies responsibility at agreed aircraft type(s) are stated in the documentation stated below. Mentioned documentation is placed in hand of the Handling Company at location(s) in question.

Aircraft	Airworthiness data

9.2 It is the responsibility of the Carrier to ensure that the latest and valid revisions of technical documentation and/or check sheets are available to the Handling Company in order to fulfill the technical services agreed in the contract at the location(s) concerned.

Ground Handling Agreements—AHM 810

PARAGRAPH 10. SPARE AND POOL PARTS ADMINISTRATION

10.1 The Handling Company is responsible for checking that all spare parts or pool parts, which are to be fitted on the Carrier’s aircraft, at location in question, are in compliance with the applicable EASA Part 145 or FAR 145 requirements. This requires the Handling Company to ensure that all parts are in satisfactory condition and provided with appropriate documentation. Accordingly, the Handling Company reserves the right to reject a part provided by the Carrier or its pool partner, if compliance with the above cannot be assured.

10.2 It is the Carrier’s responsibility to specify which spare parts/pool parts, the Handling Company shall administer and store. Subject parts are described in ......................................................................................... which are placed at location(s) in question.

PARAGRAPH 11. AUDITING

11.1 Notwithstanding Sub-Article 5.9 of the Main Agreement, the Carrier or its competent authority may, by prior written notice to the Handling Company at its own cost, engage the Handling Company for the purpose of auditing at the location(s) designated in Annex(es) B. Such notice shall contain a description of area(s) to be audited. The total cost of the audit performed by the Carrier or its competent authority shall be born ultimately by the Carrier.

PARAGRAPH 12. GOVERNING LAW

12.1 In accordance with Article 9 of the Main Agreement, this Annex B shall be governed by and interpreted in accordance with the laws of: __________________________________________________________________.

12.2 In accordance with Article 9 of the Main Agreement, courts for the resolution of disputes shall be the Courts of: __________.

PARAGRAPH 13. NOTIFICATION

13.1 In accordance Sub-article 11.3 of the Main Agreement, any notice or communication to be given hereunder shall be addressed to the respective parties as follows:

To Carrier:	Carrier
Street
City, Country
Telephone
Fax:
E-mail:
Attn:

To Handling Company:	The Handling Company
Street
City, Country
Telephone
Fax:
E-mail:
Attn:

Signed date:	Signed date:
at	at
for and behalf of	for and behalf of
by	by